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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2002

The Rouse Company
(Exact name of registrant as specified in its charter)

Maryland	0-1743	52-0735512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10275 Little Patuxent Parkway Columbia, Maryland		21044-3456
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (410) 992-6000

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

        On August 12, 2002, The Rouse Company filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002. Accompanying such report were certifications pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications follows:

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of The Rouse Company (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony W. Deering, Chief Executive Officer of the Company, certify to the best of my knowledge after a review of the Report, and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony W. Deering
Anthony W. Deering
Chief Executive Officer
August 14, 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of The Rouse Company (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey H. Donahue, Chief Financial Officer of the Company, certify to the best of my knowledge after a review of the Report, and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey H. Donahue
Jeffrey H. Donahue
Chief Financial Officer
August 14, 2002

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

THE ROUSE COMPANY
Date: August 14, 2002	By:	/s/ JEFFREY H. DONAHUE Jeffrey H. Donahue Executive Vice-President and Chief Financial Officer
Date: August 14, 2002	By:	/s/ MELANIE M. LUNDQUIST Melanie M. Lundquist Vice-President and Corporate Controller

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  Item 9. Regulation FD Disclosure.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Signatures